EXHIBIT 10.79

                 AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT


     This Amendment No. 2 and Waiver (this "Amendment and Waiver") is entered into as of December 18, 2001 by and among TRIMBLE NAVIGATION LIMITED, a California corporation (the "Company"), the institutions from time to time parties hereto as Lenders, ABN AMRO BANK, N.V. in its capacity as administrative agent (the "Administrative Agent") for itself and the other Lenders, FLEET NATIONAL BANK, as Syndication Agent (the "Syndication Agent"), and THE BANK OF NOVA SCOTIA, as Documentation Agent (the "Documentation Agent" and, together with the Administrative Agent and the Syndication Agent, the "Agents").


                                    RECITALS


     A. The Company, the Agents and the Lenders are party to that certain Credit Agreement dated as of July 14, 2000 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment and Waiver shall have the meanings ascribed to them by the Credit Agreement.

     B. The Company wishes to issue common stock for cash consideration of at least $25 million on or before January 31, 2002 (the "Equity Issuance").

     C. On and subject to the terms and conditions hereof, the Company has requested that the Lenders, and the Required Lenders are willing to, (i) waive compliance with the minimum Fixed Charge Coverage Ratio financial covenant for the period ended December 31, 2001, (ii) amend certain provisions of the Credit Agreement, and (iii) agree as to the application of the Net Proceeds of the Equity Issuance, all as set forth herein.

     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

     1. Amendment to Credit Agreement. Upon the "Effective Date" (as defined below), the Credit Agreement shall be amended by adding a new Section 8.1(n) to the Credit Agreement which reads as follows:


     "(n) Failure to Issue Equity Interests. The Company shall not have received on or prior to January 31, 2002 at least $25 million in Net Proceeds from the issuance of common stock during the period from December 18, 2001 to such date."

     2. Waiver. Subject to the conditions and effectiveness of this Amendment and Waiver and otherwise notwithstanding the provisions of any Loan Document, and the Required Lenders hereby waive (a) any Default arising under Section 8.1(b)(i) of the Credit Agreement resulting solely from the Company's failure to comply with the financial covenant set forth in Section 7.4(a) of the Credit Agreement for the fiscal quarter ended December 31, 2001 and (b) solely with respect to the prepayments referenced in Sections 3(a) and 5(d) of this Amendment and Waiver, the notice requirements set forth in Section 2.5(a) of the Credit Agreement.

     3. Agreements by the Company and the Required Lenders.


     (a) Application of Certain Mandatory Prepayments. In addition to the prepayment referenced in Section 5(d) of this Amendment and Waiver, the Company agrees that the Term Loans shall immediately upon consummation of the Equity Issuance be prepaid in an amount equal to (i) 50% of the Net Proceeds of the Equity Issuance less (ii) the amount of the prepayment received pursuant to
Section 5(d) of this Amendment and Waiver, such prepayment to be applied in the manner set forth in Section 2.5(b)(ix) of the Credit Agreement. The Required Lenders hereby waive any requirement in the Credit Agreement that the remaining Net

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Proceeds of the Equity Issuance be applied to repay the Term Loan; provided that no Default or Unmatured Default exists at the time of such Equity Issuance.

     (b) Terms and Conditions of Equity Issuance. The Company agrees that the Equity Issuance will be on terms and conditions reasonably satisfactory to the Administrative Agent.

     (c) Fixed Charge Coverage Ratio. The Company and the Required Lenders agree that solely for purposes of calculating compliance with the minimum Fixed Charge Coverage Ratio covenant set forth in Section 7.4(a) of the Credit Agreement for the fiscal quarter ending March 31, 2002, "Fixed Charge Coverage Ratio" shall mean the ratio of (a) the sum of (i) EBITDA plus (ii) up to $4.7 million of Net Proceeds received by the Company in connection with a joint venture with Caterpillar Inc., an issuance of Equity Interests other than the Equity Issuance or, with the Administrative Agent's prior approval of, any other transaction, to
(b) Fixed Charges.

     4. Representations and Warranties of the Company. The Company represents and warrants that:


     (a) it has the requisite power and authority and legal right to execute and deliver this Amendment and Waiver and to perform its obligations hereunder. The execution and delivery by the Company of this Amendment and Waiver and the performance of its obligations hereunder have been duly authorized by proper proceedings, and this Amendment and Waiver constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except as enforceability may be limited by any bankruptcy, insolvency or similar law affecting the enforcement of creditors' rights generally;

     (b) Each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof; and

     (c) After giving effect to this Amendment and Waiver, no Default or Unmatured Default has occurred and is continuing.

     5. Effective Date. This Amendment and Waiver shall become effective on the date (the "Effective Date") on which each of the following items shall have been received by the Administrative Agent or satisfied, as the case may be, all in form and substance satisfactory to the Administrative Agent:

     (a) duly executed Amendment and Waiver, executed by the Company, the Administrative Agent and the Required Lenders (without respect to whether it has been executed by all the Lenders);

     (b) a reaffirmation of guaranty in form and substance satisfactory to the Administrative Agent, duly executed by each Guarantor;

     (c) payment of an amendment fee to the Administrative Agent, for the ratable benefit of each Lender signatory to this Amendment and Waiver, in an amount equal to 0.250% of the Aggregate Commitment as of the Effective Date;

     (d) permanent prepayment of the Term Loan in an amount equal to $10 million, which the parties agree shall be applied to the outstanding balance of the Term Loan against all remaining scheduled principal installments in inverse order of maturity; and

     (e) such other documents as the Administrative Agent or its counsel may have reasonably requested.

     In the event the Effective Date has not occurred on or before December 31, 2001, this Amendment and Waiver shall not become operative and shall be of no force or effect.

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     6. Reference to and Effect Upon the Credit Agreement.

     (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (b) The execution, delivery and effectiveness of this Amendment and Waiver shall not operate as a waiver of any other right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

     7. Costs and Expenses.  The Company  hereby  affirms its  obligation  under
Section 11.6 of the Credit Agreement to reimburse the Administrative Agent for all reasonable costs and out-of-pocket expenses (including reasonable attorneys' and paralegals' fees and time charges of attorneys and paralegals for the Administrative Agent) paid or incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery, syndication, review, proposed or completed amendment, waiver or modification, and administration of the Loan Documents.

     8. GOVERNING LAW. ANY DISPUTE BETWEEN THE COMPANY AND THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER HOLDER OF OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT AND WAIVER OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (BUT WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     9. Headings. Section headings in this Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment and Waiver for any other purposes.

     10. Counterparts. This Amendment and Waiver may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all of such counterparts shall constitute one and the same instrument.


                            [signature pages follow]


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         IN WITNESS WHEREOF, the Company, the Required Lenders and the
Administrative Agent have executed this Amendment and Waiver as of the date first above written.

              TRIMBLE NAVIGATION LIMITED, as the Company



              By:/s/ Mary Ellen Genovese
                 ----------------------------------------------------------
                   Name: Mary Ellen Genovese
                   Title: CFO


              ABN AMRO BANK N.V., as Administrative Agent, Issuing Bank, Swing Line Bank, Alternate Currency Bank, and Lender


              By: /s/ David C. Carrington
                  ----------------------------------------------------------
                   Name: David C. Carrington
                   Title: Group Vice President


              By: /s/ Frances O'R. Logan
                  ----------------------------------------------------------
                   Name: Frances O'R. Logan
                   Title: Senior Vice President


              FLEET NATIONAL BANK, as Syndication Agent and Lender



              By: /s/ Lee A. Merkle-Raymond
                  ----------------------------------------------------------
                   Name: Lee A. Merkle-Raymond
                   Title: Director


              THE BANK OF NOVA SCOTIA, as
              Documentation Agent and Lender


              By: /s/ Liz Hanson
                  ----------------------------------------------------------
                   Name: Liz Hanson
                   Title: Director


              ERSTE BANK, NEW YORK BRANCH, as Lender


              By:----------------------------------------------------------
                   Name:
                   Title:


              WELLS FARGO BANK, as Lender

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              By: /s/ Lisa M. Hippen
                  ----------------------------------------------------------
                    Name: Lisa M. Hippen
                    Title: Vice President


              MERITA BANK PLC, NEW YORK BRANCH, as Lender


              By: /s/ Ulf Forsstrom
                  ----------------------------------------------------------
                    Name: Ulf Forsstrom
                    Title: Vice President


              By: /s/ Henrik Brink
                  ----------------------------------------------------------
                   Name: Henrik Brink
                   Title: Vice President


              BANK OF THE WEST, as Lender


              By: /s/ David L. Chicca
                  ----------------------------------------------------------
                   Name: David L. Chicca
                   Title: Vice President


              BARCLAYS BANK PLC, as Lender


              By:/s/ Douglas Bernegger
                 ----------------------------------------------------------
                  Name: Douglas Bernegger
                  Title: Director


              NATIONAL CITY BANK OF KENTUCKY, as Lender


              By:----------------------------------------------------------
                   Name:
                   Title:


             IBM CREDIT CORPORATION, as Lender


             By:/s/ Thomas S. Curcio
                ----------------------------------------------------------
                 Name: Thomas S. Curcio
                 Title: Manager of Credit


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